UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2012

PANHANDLE EASTERN PIPE LINE COMPANY, LP
(Exact name of registrant as specified in its charter)

Delaware	1-2921	44-0382470
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5051 Westheimer Road Houston, Texas (Address of principal executive offices)	77056-5306 (Zip Code)

Registrant's telephone number, including area code: (713) 989-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

Panhandle Eastern Pipe Line Company, LP (the “Registrant”) is an indirect wholly-owned subsidiary of Southern Union Company (“Southern Union”).  On March 26, 2012, Southern Union, Energy Transfer Equity, L.P. (“ETE”) and Sigma Acquisition Corporation, a wholly-owned subsidiary of ETE (“Merger Sub”), completed their previously announced merger transaction.  Pursuant to the Second Amended and Restated Agreement and Plan of Merger, dated as of July 19, 2011, as amended by Amendment No. 1 thereto dated as of September 14, 2011 (as amended, the “Southern Union Merger Agreement”), among Southern Union, ETE and Merger Sub, Merger Sub was merged with and into Southern Union, with Southern Union continuing as the surviving corporation as an indirect, wholly-owned subsidiary of ETE (the “Southern Union Merger”).  The Southern Union Merger became effective on March 26, 2012 at 12:59 p.m., Eastern Time (the “Effective Time”).

Item 1.02	Termination of a Material Definitive Agreement.

On March 26, 2012, all amounts (including principal, interest and fees) accrued and outstanding under the Amended and Restated Credit Agreement, dated as of June 29, 2007, as amended June 13, 2008 (the “Trunkline Loan”), among Trunkline LNG Holdings, LLC (a wholly-owned subsidiary of the Registrant), as borrower, the Registrant and CrossCountry Citrus, LLC, as guarantors, and the lenders party thereto were repaid and the Trunkline Loan was terminated.

Item 5.01	Changes in Control of Registrant.

As a result of the Southern Union Merger, on March 26, 2012, the Registrant, which remains an indirect wholly-owned subsidiary of Southern Union, also became an indirect, wholly-owned subsidiary of ETE.

ETE’s source of funds for the Southern Union Merger include ETE common units, funds from ETE’s senior secured term loan credit facility and proceeds from the previously announced merger of a wholly-owned Energy Transfer Partners, L.P. subsidiary with and into Southern Union subsidiary, CrossCountry Energy, LLC, which owns an indirect 50% interest in Citrus Corp., the owner of the Florida Gas Transmission pipeline system.  In connection with ETE’s (i) senior secured term loan credit facility, (ii) senior secured revolving credit facility and (iii) 7.500% senior notes due 2020, ETE pledged all of its membership interests in ETE Sigma Holdco, LLC, which is the company that now indirectly owns all of the common stock of Southern Union and the Registrant.

A copy of the press release announcing the closing of the Southern Union Merger and related transactions is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

 (d) Exhibits.

 Exhibit No.                     Description

99.1	Joint Press Release issued by Southern Union and ETE dated March 26, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PANHANDLE EASTERN PIPE LINE COMPANY, LP
(Registrant)
Date: March 30, 2012	By:	/s/ Robert M. Kerrigan, III
Robert M. Kerrigan, III
Vice President and Secretary

EXHIBIT INDEX

99.1	Joint Press Release issued by Southern Union and ETE dated March 26, 2012